                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21677

                 Cohen & Steers International Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers International Realty Fund for the period beginning at the fund's inception on March 31, 2005 through June 30, 2005. The net asset values per share at that date were $11.77, $11.77, and $11.78 for Class A, C, and I shares, respectively. From commencement of operations through June 30, 2005, the fund produced the following total returns (including reinvestment of distributions) compared with its relevant benchmark:

                                                        TOTAL RETURN,
                                                    QUARTER ENDED 6/30/05
                                                    ---------------------
Cohen & Steers International Realty Fund
  Class A.........................................          2.9%
Cohen & Steers International Realty Fund
  Class C.........................................          2.8%
Cohen & Steers International Realty Fund
  Class I.........................................          3.1%
S&P/Citigroup BMI World Property Index
  (ex. U.S.)(a)...................................          4.3%

    During the quarter, semi-annual distributions were declared for shareholders of record on June 23, 2005 and paid on June 24, 2005 in amounts per share for Class A, C, and I shares of $0.020, $0.015, $0.030, respectively. The board will consider distributions semiannually, with the intent of distributing what is earned in the period rather than adhering to a fixed rate of distributions per share. This distribution policy is consistent with the global real estate securities universe, where many companies pay dividends annually or semiannually.

INTRODUCTION

    We welcome you as a shareholder of Cohen & Steers International Realty Fund, a fund that we believe is well positioned to take advantage of opportunities in a growing global real estate securities universe. At Cohen & Steers, we have been monitoring the international real estate securities markets for many years. Last year, we decided that the time was finally right to take our market leadership in U.S. real estate securities investing overseas via our investment in Houlihan Rovers, the sub-adviser to the fund and an experienced investor in international real estate securities.

    The success of REITs in the U.S. has created a model for the world to follow. While U.S. REITs have been around since 1960, in 1993, U.S. REITs kicked off a twelve-year growth period during which time the sector outperformed virtually all other asset classes. Over this period, REITs benefited from the rationalization of property ownership and financial restructuring, positive regulatory changes and a broad cyclical recovery in real estate fundamentals. We believe that a convergence of similar forces outside the U.S. has the potential to create an analogous era of securitization in Europe and in the Asia/Pacific region. The proliferation of the REIT structure

-------------------
(a) The S&P/Citigroup BMI World Property Index (excluding U.S.) is an unmanaged portfolio of approximately 219 constituents from 17 countries.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

around the globe, in particular, should fundamentally improve the income and stability profile of publicly owned real estate such that investors globally will find the benefits of publicly traded real estate securities highly attractive, in our view. Over 22 countries have introduced structures similar to U.S. REITs, and several more are considering REIT legislation.

    Over the last decade, the global real estate equity market capitalization has more than quadrupled to $683 billion, with REIT shares accounting for a substantial portion of this increase. While a large part of growth heretofore occurred in the U.S., we believe that the growth of real estate securities going forward will be as a result of increasing activity internationally. We believe that allocations to different economies and real estate markets enhance the fund's diversification benefits(b) and total return potential.

INVESTMENT REVIEW

    For the quarter, the fund had a total return, based on income and change in net asset value, of 2.9% for Class A shares. Class C and Class I returned 2.8% and 3.1%, respectively. This compares with the S&P/Citigroup BMI World Property Index (excluding U.S.) total return of 4.3%. Performance relative to the index reflects the fund's high cash position during the initial investment period. Also note that many international real estate securities markets performed even better in local currency; therefore, the fund's overall results in U.S. dollar terms were held back by the appreciation of the U.S. dollar during the quarter. We do not intend to hedge currency in the fund, providing currency diversification benefits to investors.

    The objective of the fund is total return, with a balanced emphasis on current income and capital appreciation. Our investment universe is primarily in developed countries in Europe and the Asia/Pacific region, and any allocation to the U.S. will be limited to less than 20%. At quarter-end, the fund's regional allocations were 39% to Europe, 42% to Asia/Pacific and 15% to North America (the remaining 4% was in cash).

    In Europe, the region provided a 5.9% total return in the quarter, led by Spain at 21.7%, Sweden at 17.9% and Finland at 17.0%. Among the larger, core markets, Netherlands, France, and Germany had returns of 7.9%, 6.9% and 10.3%, respectively. The United Kingdom underperformed with a 2.8% total return. While the European economy has slowed, occupancies and rents generally continue to improve, although property fundamentals vary dramatically by country. Investor demand for property investments is very high in most countries, and we believe that this will continue to further compress property yields, increasing property values. While heavy tax regulation on income and capital gains has historically caused many public corporations in Europe to trade at persistent discounts to net asset value, the advent of REIT legislation has continued to drive shares prices closer to net asset value.

    In addition to strong private market demand for income property, merger and acquisition activity has helped illuminate the value of public real estate companies in Europe. Metrovacesa, Spain's largest real estate company, bought a majority stake in France's Gecina, whose market value is twice its size, representing the biggest takeover

-------------------
(b) Diversification does not ensure a profit or insure against losses in a down market.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

of a real estate company in France since the late 1990s. Metrovacesa was attracted to Gecina's tax-exempt REIT structure and France's strong real estate fundamentals. In the United Kingdom, acquisition offers for Pillar by British Land and Tops by Land Securities surfaced value for shareholders.

    In the Asia/Pacific region, the total returns in the major countries were as follows: Australia (2.4%), Hong Kong (7.7%), Singapore (7.7%) and Japan
(-1.7%). More than in Europe, real estate fundamentals vary widely by country. Australia, the second oldest REIT market after the U.S., lagged in the quarter due to concerns about the residential market and the risk in several Australian companies expanding their operations internationally. Property fundamentals in Australia are generally stable, benefiting from the healthy local economy, and these companies provide some of the highest dividend yields in the world. Hong Kong and Singapore benefited from many positive factors including China's growth, improving property leasing fundamentals, liberalization of REIT legislation, and attractive property acquisition and development opportunities. While Japan underperformed, we do believe that the country's economy continues to improve, and that property markets are poised for a recovery.

    Our allocation to North America, 15% at quarter-end, helped performance as the U.S. market had a total return of 15.1% and Canada had a total return of 7.4%. Continued momentum in the recovery of U.S. real estate fundamentals and REIT earnings growth, and a flurry of merger and buyout activity, drove share prices to new highs in the U.S. Consolidation activity accelerated in the REIT sector over the past year, as seven sizeable REIT buyouts have been announced since August 2004, totaling approximately $27 billion in value. Finally, these deals were all struck at significant premiums to the pre-announcement target stock prices -- ranging from 7.2% to 33.4%.

    The fund's best performing investments were in the U.S., Spain, Sweden, Finland and Germany. Investments in Belgium, the United Kingdom, Austria, Singapore, and Japan detracted most from the fund's performance.

INVESTMENT OUTLOOK

    We believe that the increasing growth and dynamism that has characterized the real estate equities markets globally for the last few years marks the beginning of a long-term trend. As recapitalization, privatization, ownership rationalism, regulatory change and cyclical recovery continue, we expect REITs to emerge globally as a dominant form of property ownership. Favorable long-term GDP growth forecasts should also provide for continued improvement in real estate fundamentals, in our view, and may be aided by interest rate cuts in Europe.

    Meanwhile, we believe demographic shifts among aging populations in North America, Asia/Pacific and Europe should stimulate demand for the investment characteristics that REITs potentially provide: greater levels of current income, diversification from the broader stock markets, and generally lower volatility. We also believe that U.S. investors will increasingly seek out international property investments. The performances of the S&P/Citigroup BMI World Property Index (excluding the U.S.) and the NAREIT Equity REIT Index (the primary U.S. benchmark) reveal a correlation of just 38%, illustrating the potential diversification benefits of owning both U.S. and international real estate.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

    The recent success of the REIT-like structure in France has compelled several other Europeans countries, in particular Germany and the United Kingdom, to begin fashioning their own REIT legislation. The French SIIC (Societe d'investissement Immobilier Cotee), launched in 2003, helped improve the valuations for companies that converted to this structure. Since 1990, shares of French-listed companies traded at an historical average discount to net asset value (NAV) of 26%. Since the SIIC was introduced, most major French-listed property companies have elected SIIC status and many of these companies now trade at premiums to NAV.

    With an estimated $1.6 trillion in real estate assets, nearly 75% of which is owned by corporations (compared with just 25% in the U.S.) we believe that the launch of German G-REITs, expected in 2006, could infuse liquidity into this enormous property market which, in our view, is currently undervalued. Until now, Germany has failed to draw much capital from foreign investors but the creation of a REIT structure could prompt a recapitalization of the German real estate market.

    In the United Kingdom, where we also anticipate REIT legislation in the next several years, investor interest has already driven the listed property sector to a 9% discount to net asset value, up from 30% to 40% discounts in recent years. Property fundamentals in the U.K. are exhibiting a strong, steady recovery, underpinned by the strongest economic growth in Europe.

    Asian property markets, in general, are also in the midst of a cyclical recovery that we believe is sustainable. Commercial property values in Asia fell significantly between 1990 and 2003 but fundamentals and values have been recovering. Today, with strong fundamentals and balance sheets, many Asian property companies offer the potential to generate improved returns to shareholders, in our view.

    We believe the Asia/Pacific region will be one of the most active in terms of REIT IPOs. Since the introduction of J-REITs in 2002, Japan has emerged as the largest REIT market in Asia, with an equity market cap of $11.6 billion, or 8.5% of the listed global real estate market. In Singapore and Hong Kong, improving REIT regulations may foster more IPOs. In fact, after quarter end Mapletree, an industrial property REIT in Singapore, went public and closed at a 30% premium to the IPO price on its first day of trading.

    Japanese REITs have become more active buyers in the Tokyo market, as declining vacancy rates point toward potentially higher property values going forward. With additional refinements to the J-REIT structure, which should facilitate the transfer of real estate owned by financial institutions into REITs on a more tax efficient basis, we expect the J-REIT sector to continue to grow in the years ahead. Japan's aging population has made yield-oriented investments a focus for individual investors for some time.

    In Hong Kong, we believe the REIT era is about to begin. Property companies have been a significant part of the stock market for many years. Recent legislative changes in Hong Kong reversing the prohibition of property ownership outside of Hong Kong will, in our view, facilitate the rapid development of the Hong Kong REIT market by expanding the investment opportunity set available to a prospective REIT. The Link REIT, which would have been the first Hong Kong REIT IPO and one of the largest ever globally, was postponed due to a legal challenge. However, this challenge has been resolved and we expect the Link REIT to resurface later this year. Others may be attractive as a result of the very robust rebound in Hong Kong rents and occupancies, the ability to channel

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

investments into neighboring China's booming property markets, and the thirst for yield in the Hong Kong equity market.

    While there may be a general trend toward global investments, we believe that commercial property shares in particular will remain favorable as the fundamental characteristics of underlying real estate assets -- stable, attractive yields and modest capital appreciation potential -- remain attractive to investors. We also expect more harmonization in tax provisions across REIT regimes as increasing competition necessitates that companies pursue growth outside the jurisdiction of their borders. The Netherlands, for example, is considering liberalization of existing REIT legislation to improve tax efficiency.

    Over time, we believe that REIT structures and investing may spread to Spain, Finland, and Italy, and, with recent favorable changes in tax regulations, to Latin American countries, including Brazil and Mexico. As more countries bring their significant property holdings to the international capital markets, we believe that Cohen & Steers International Realty Fund is well positioned to meet its total return objective as a result of these favorable developments in the global real estate market.

Sincerely,


             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman

             JOSEPH M. HARVEY            JAMES S. CORL
             JOSEPH M. HARVEY            JAMES S. CORL
             Portfolio Manager           Portfolio Manager

             W. JOSEPH HOULIHAN          GERIOS J.M. ROVERS
             W. JOSEPH HOULIHAN          GERIOS J.M. ROVERS
             Portfolio Manager           Portfolio Manager

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.



--------------------------------------------------------------------------------
               VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                                EXPENSE EXAMPLE
                                  (UNAUDITED)

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/31/05-06/30/05.

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                   EXPENSE EXAMPLE (UNAUDITED) -- (CONTINUED)

                                                                               EXPENSES PAID
                                            BEGINNING          ENDING        DURING PERIOD(a)
                                          ACCOUNT VALUE    ACCOUNT VALUE      MARCH 31, 2005-
                                          MARCH 31, 2005   JUNE 30, 2005       JUNE 30, 2005
                                          --------------   -------------       -------------
CLASS A
Actual (2.88% return)...................    $1,000.00        $1,028.80             $4.35
Hypothetical (5% annual return before
  expenses).............................    $1,000.00        $1,008.32             $4.30

CLASS C
Actual (2.84% return)...................    $1,000.00        $1,028.40             $6.01
Hypothetical (5% annual return before
  expenses).............................    $1,000.00        $1,006.68             $5.94

CLASS I
Actual (3.05% return)...................    $1,000.00        $1,030.50             $3.45
Hypothetical (5% annual return before
  expenses).............................    $1,000.00        $1,009.20             $3.42

-------------------
(a) Expenses are equal to the fund's annualized expense ratio of 1.70%, 2.35%, and 1.35% respectively, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the operating period). If the fund had borne all of its expenses that were assumed by the advisor, the annulized expense ratios would have been 2.39%, 3.11% and 2.32%, respectively.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
     SECURITY                                                     VALUE      NET ASSETS
     --------                                                   ----------   ----------
 1.  Westfield Group..........................................  $4,095,663      4.85%
 2.  Land Securities Group PLC................................   4,002,792      4.74
 3.  British Land Co., PLC....................................   3,295,520      3.91
 4.  Mitsubishi Estate Co., Ltd...............................   3,238,862      3.84
 5.  Unibail..................................................   2,790,072      3.31
 6.  Sun Hung Kai Properties Ltd..............................   2,567,067      3.04
 7.  Mitsui Fudosan Co., Ltd..................................   2,486,985      2.95
 8.  Stockland................................................   1,938,113      2.30
 9.  Hongkong Land Holdings Ltd. (USD)........................   1,807,751      2.14
10.  Liberty International PLC................................   1,735,036      2.06

                                SECTOR BREAKDOWN
                             (BASED ON NET ASSETS)
                                  (UNAUDITED)

                                  [PIE CHART]

               Hotel                                       1.13%
               Residential/Apartment                       4.65%
               Industrial                                  5.27%
               Other Assets in Excess of Liabilities       5.78%
               Shopping Center                            13.04%
               Office                                     17.64%
               Health Care                                 0.83%
               Self Storage                                0.81%
               Diversified                                50.85%


--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
COMMON STOCK                                      93.63%
  AUSTRALIA                                       17.63%
    DIVERSIFIED(a)
         Centro Properties Group.........................    188,100   $      840,937
         DB RREEF Trust..................................    997,000        1,032,830
         General Property Trust..........................    612,000        1,697,762
         Mirvac Group....................................    319,000          864,207
         Stockland.......................................    462,341        1,938,113
                                                                       --------------
                                                                            6,373,849
                                                                       --------------
    INDUSTRIAL
         Macquarie Goodman Group.........................    510,000        1,583,905
                                                                       --------------
    OFFICE(a)
         Commonwealth Property Office Fund...............    803,500          771,888
         Investa Property Group..........................    501,000          738,322
         Tishman Speyer Office Fund......................    526,000          831,236
                                                                       --------------
                                                                            2,341,446
                                                                       --------------
    SHOPPING CENTER(a)
         CFS Grandel Retail Trust........................    380,398          484,390
         Westfield Group.................................    304,000        4,095,663
                                                                       --------------
                                                                            4,580,053
                                                                       --------------
         TOTAL AUSTRALIA.................................                  14,879,253
                                                                       --------------
  AUSTRIA(a)                                       1.04%
    DIVERSIFIED
         Immofinanz Immobilien Anlagen AG................     95,466          874,277
                                                                       --------------
  BELGIUM(a)                                       0.53%
    OFFICE
         Cofinimmo.......................................      2,830          443,506
                                                                       --------------
  CANADA                                           1.59%
    APARTMENT
         Canadian Apartment Properties Real Estate
            Investment Trust.............................     11,600          140,408
                                                                       --------------
    INDUSTRIAL
         H&R Real Estate Investment Trust................     19,000          302,710
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
    OFFICE
         Brookfield Properties Corp......................     19,192   $      552,730
                                                                       --------------
    SHOPPING CENTER
         RioCan Real Estate Investment Trust.............     21,300          347,698
                                                                       --------------
         TOTAL CANADA....................................                   1,343,546
                                                                       --------------
  FINLAND(a)                                       1.17%
    DIVERSIFIED
         Sponda Oyj......................................     95,860          985,934
                                                                       --------------
  FRANCE(a)                                        7.09%
    DIVERSIFIED
         Klepierre.......................................      9,155          871,703
         Societe Immobiliere de Location pour L'Industrie
            et le Commerce (Silic).......................     15,435        1,570,489
         Unibail.........................................     21,750        2,790,072
                                                                       --------------
                                                                            5,232,264
                                                                       --------------
    OFFICE
         Fonciere des Regions............................      7,560          754,636
                                                                       --------------
         TOTAL FRANCE....................................                   5,986,900
                                                                       --------------
  GERMANY(a)                                       2.03%
    APARTMENT
         Deutsche Wohnen AG..............................      1,216          268,874
                                                                       --------------
    DIVERSIFIED
         Deutsche Euroshop AG............................      8,440          455,301
         IVG Immobilien AG...............................     53,085          985,605
                                                                       --------------
                                                                            1,440,906
                                                                       --------------
         TOTAL GERMANY...................................                   1,709,780
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
  HONG KONG(a)                                     8.59%
    DIVERSIFIED
         Cheung Kong Holdings Ltd........................    174,000   $    1,682,085
         Hang Lung Group Ltd.............................    129,100          226,976
         Hang Lung Properties Ltd........................    339,000          497,103
         Henderson Land Development Company Ltd..........    324,000        1,543,728
         Hysan Development Company Ltd...................    355,000          735,211
         Sun Hung Kai Properties Ltd.....................    261,000        2,567,067
                                                                       --------------
         TOTAL HONG KONG.................................                   7,252,170
                                                                       --------------
  JAPAN(a)                                        10.64%
    APARTMENT
         Leopalace21 Corp................................     31,000          514,003
                                                                       --------------
    DIVERSIFIED
         Mitsubishi Estate Co., Ltd......................    296,000        3,238,862
         Mitsui Fudosan Co., Ltd.........................    223,000        2,486,985
         Sumitomo Realty & Development Co., Ltd..........    111,000        1,235,923
         Tokyo Tatemono Co., Ltd.........................     47,000          313,864
                                                                       --------------
                                                                            7,275,634
                                                                       --------------
    OFFICE
         Japan Prime Realty Investment Corp..............        135          399,389
         Japan Real Estate Investment Corp...............         46          390,696
                                                                       --------------
                                                                              790,085
                                                                       --------------
    SHOPPING CENTER
         Japan Retail Fund Investment Corp...............         46          394,628
                                                                       --------------
         TOTAL JAPAN.....................................                   8,974,350
                                                                       --------------
  NETHERLANDS(a)                                   5.25%
    DIVERSIFIED
         Corio NV........................................     15,780          879,068
         Eurocommercial Properties NV....................     17,030          620,055
         Wereldhave NV...................................      7,735          824,258
                                                                       --------------
                                                                            2,323,381
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
    OFFICE
         VastNed Offices/Industrial NV...................     17,485   $      450,808
                                                                       --------------
    SHOPPING CENTER
         Rodamco Europe NV...............................     15,265        1,250,250
         VastNed Retail NV...............................      6,025          404,736
                                                                       --------------
                                                                            1,654,986
                                                                       --------------
         TOTAL NETHERLANDS...............................                   4,429,175
                                                                       --------------
  SINGAPORE(a)                                     4.31%
    DIVERSIFIED
         CapitaLand Ltd..................................    209,000          294,303
         City Development Ltd............................     79,800          354,059
                                                                       --------------
                                                                              648,362
                                                                       --------------
    INDUSTRIAL
         Ascendas Real Estate Investment Trust
            (A-REIT).....................................    640,000          837,960
                                                                       --------------
    OFFICE
         Hongkong Land Holdings Ltd. (USD)...............    649,000        1,807,751
                                                                       --------------
    SHOPPING CENTER
         Fortune Real Estate Investment Trust (HKD)......    424,000          346,093
                                                                       --------------
         TOTAL SINGAPORE.................................                   3,640,166
                                                                       --------------
  SPAIN(a)                                         0.66%
    DIVERSIFIED
         Inmobiliaria Urbis SA...........................     29,610          556,229
                                                                       --------------
  SWEDEN                                           2.09%
    DIVERSIFIED
         Castellum AB(a).................................     14,520          590,808
         Fabege AB.......................................     29,015          631,419
         Kungsleden AB(a)................................     18,910          497,596
         Wihlborgs Fastigheter AB........................      1,721           41,858
                                                                       --------------
         TOTAL SWEDEN....................................                   1,761,681
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
  SWITZERLAND(a)                                   0.77%
    DIVERSIFIED
         PSP Swiss Property AG...........................     15,005   $      651,259
                                                                       --------------
  UNITED KINGDOM                                  17.77%
    DIVERSIFIED
         British Land Co., PLC(a)........................    210,350        3,295,520
         Development Securities PLC(a)...................     42,070          360,984
         Eurocastle Investment Limited (EUR)(a)..........     14,000          318,788
         Great Portland Estates PLC......................    111,300          696,960
         Hammerson PLC(a)................................     99,770        1,586,611
         Helical Bar PLC.................................     14,875          365,792
         Mapeley UK Co., Ltd.............................      9,416          453,399
         Quintain Estates & Development PLC(a)...........     48,345          455,691
                                                                       --------------
                                                                            7,533,745
                                                                       --------------
    INDUSTRIAL(a)
         Slough Estates PLC..............................    185,325        1,724,397
                                                                       --------------
    OFFICE(a)
         Land Securities Group PLC.......................    161,200        4,002,792
                                                                       --------------
    SHOPPING CENTER(a)
         Liberty International PLC.......................    100,150        1,735,036
                                                                       --------------
         TOTAL UNITED KINGDOM............................                  14,995,970
                                                                       --------------
  UNITED STATES                                   12.47%
    HEALTH CARE
         Ventas..........................................      6,596          199,199
                                                                       --------------
    HOTEL
         Hilton Hotels Corp..............................     17,074          407,215
         Starwood Hotels & Resorts Worldwide.............      9,300          544,701
                                                                       --------------
                                                                              951,916
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
    OFFICE
         American Financial Realty Trust.................     10,400   $      159,952
         Arden Realty....................................     12,000          431,760
         BioMed Realty Trust.............................      9,600          228,960
         Boston Properties...............................     10,203          714,210
         Forest City Enterprises.........................      6,660          472,860
         Kilroy Realty Corp..............................     13,179          625,871
         Maguire Properties..............................     15,052          426,574
         Reckson Associates Realty Corp..................      8,700          291,885
         SL Green Realty Corp............................      6,068          391,386
                                                                       --------------
                                                                            3,743,458
                                                                       --------------
    RESIDENTIAL -- APARTMENT
         American Campus Communities.....................     35,500          805,140
         Apartment Investment & Management Co............     15,800          646,536
         Archstone-Smith Trust...........................     20,000          772,400
         Avalonbay Communities...........................      3,800          307,040
         BRE Properties..................................      8,839          369,912
         Equity Residential..............................      2,700           99,414
                                                                       --------------
                                                                            3,000,442
                                                                       --------------
    SELF STORAGE
         Extra Space Storage.............................      9,200          131,836
         Shurgard Storage Centers........................     12,049          553,772
                                                                       --------------
                                                                              685,608
                                                                       --------------
    SHOPPING CENTER
       COMMUNITY CENTER
         Pan Pacific Retail Properties...................      6,600          438,108
         Tanger Factory Outlet Centers...................      7,511          202,271
                                                                       --------------
                                                                              640,379
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
       REGIONAL MALL
         Macerich Co.....................................      3,998   $      268,066
         Simon Property Group............................      8,700          630,663
         Taubman Centers.................................     11,946          407,239
                                                                       --------------
                                                                            1,305,968
                                                                       --------------
         TOTAL SHOPPING CENTER...........................                   1,946,347
                                                                       --------------
         TOTAL UNITED STATES.............................                  10,526,970
                                                                       --------------
              TOTAL COMMON STOCK (Identified
                cost -- $77,595,701).....................                  79,011,166
                                                                       --------------
PREFERRED STOCK                                    0.59%
  UNITED STATES                                    0.59%
    HEALTH CARE
         Windrose Medical Properties Trust, 7.50%,
            Series A.....................................     20,000          500,000
                                                                       --------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $500,000)........................                     500,000
                                                                       --------------

                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
COMMERCIAL PAPER                                   16.90%
         American Express Credit Corp., 2.20%, due
            07/01/05.....................................    $2,000,000        2,000,000
         American General Finance Corp., 2.20%, due
            07/01/05.....................................     2,000,000        2,000,000
         General Electric Capital Corp., 2.20%, due
            07/01/05.....................................     2,000,000        2,000,000
         HSBC Finance Corp., 2.20%, due 07/01/05.........     2,000,000        2,000,000
         New Center Asset Trust, 2.20%, due 07/01/05.....     2,259,000        2,259,000
         Prudential Funding Corp., 2.20%, due 07/01/05...     2,000,000        2,000,000
         UBS Finance Delaware LLC, 2.20%, due 07/01/05...     2,000,000        2,000,000
                                                                          --------------
              TOTAL COMMERCIAL PAPER (Identified
                cost -- $14,259,000).....................                     14,259,000
                                                                          --------------
TOTAL INVESTMENTS (Identified
  cost -- $92,354,701).........................   111.12%                     93,770,166
LIABILITIES IN EXCESS OF OTHER ASSETS..........   (11.12)%                    (9,385,211)
                                                  ------                  --------------
NET ASSETS.....................................   100.00%                 $   84,384,955
                                                  ------                  --------------
                                                  ------                  --------------

-------------------
Note: Percentages indicated are based on the net assets of the fund.
(a) Fair valued securities. Aggregate holdings equal 75.09% of net assets.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $92,354,701) (Note 1)........................  $ 93,770,166
    Receivable for foreign exchange contracts...............     7,374,441
    Receivable for fund shares sold.........................     1,888,054
    Foreign currency (Identified cost -- $706,126)..........       700,177
    Dividends and interest receivable.......................       323,717
    Receivable for investment securities sold...............       287,496
    Receivable due from advisor.............................        75,318
                                                              ------------
         Total Assets.......................................   104,419,369
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............    12,465,174
    Payable for foreign exchange contracts..................     7,390,621
    Payable to investment advisor...........................        85,865
    Payable for distribution fees...........................        10,827
    Payable for shareholder servicing fees..................         3,909
    Payable to administrator................................         3,289
    Payable for directors fees..............................         1,695
    Other liabilities.......................................        73,034
                                                              ------------
         Total Liabilities..................................    20,034,414
                                                              ------------
NET ASSETS..................................................  $ 84,384,955
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital.........................................  $ 82,793,204
    Undistributed net investment income.....................       192,697
    Net realized loss on investments and foreign currency
       transactions.........................................       (18,612)
    Net unrealized appreciation on investments and foreign
       currency translations................................     1,417,666
                                                              ------------
                                                              $ 84,384,955
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $29,629,755
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    2,516,530
                                                              -----------
         Net asset value and redemption price per share.....  $     11.77
                                                              -----------
                                                              -----------
    Maximum offering price per share
       ($11.77 [div] 0.955)(a)..............................  $     12.32
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $13,986,994
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    1,188,718
                                                              -----------
         Net asset value and offering price per share(b)....  $     11.77
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $40,768,206
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    3,462,049
                                                              -----------
         Net asset value, offering, and redemption price
            per share.......................................  $     11.78
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
       FOR THE PERIOD MARCH 31, 2005(a) THROUGH JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $91,864 of foreign withholding
       tax).................................................     $  456,899
    Interest income.........................................         34,312
                                                                 ----------
         Total Income.......................................        491,211
                                                                 ----------
Expenses:
    Investment advisory fees (Note 2).......................         85,865
    Professional fees.......................................         31,120
    Administration and transfer agent fees (Note 2).........         28,907
    Distribution fees -- Class A (Note 2)...................          8,175
    Distribution fees -- Class C (Note 2)...................         10,366
    Shareholder reporting expenses..........................         15,456
    Directors' fees and expenses (Note 2)...................         13,070
    Custodian fees and expenses.............................         12,984
    Registration and filing fees............................          9,178
    Shareholder servicing fees -- Class A (Note 2)..........          3,270
    Shareholder servicing fees -- Class C (Note 2)..........          3,454
    Miscellaneous...........................................            983
                                                                 ----------
         Total Expenses.....................................        222,828
    Reduction of Expenses (Note 2)..........................        (75,318)
                                                                 ----------
         Net Expenses.......................................        147,510
                                                                 ----------
Net Investment Income.......................................        343,701
                                                                 ----------
Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on:
         Investments........................................         43,914
         Foreign currency transactions......................        (62,526)
                                                                 ----------
              Net realized loss.............................        (18,612)
                                                                 ----------
    Net change in unrealized appreciation on:
         Investments........................................      1,415,465
         Foreign currency translations......................          2,201
                                                                 ----------
              Net change in unrealized appreciation.........      1,417,666
                                                                 ----------
         Net realized and unrealized gain on investments....      1,399,054
                                                                 ----------
Net Increase in Net Assets Resulting from Operations........     $1,742,755
                                                                 ----------
                                                                 ----------

-------------------
(a) Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              FOR THE PERIOD
                                                             MARCH 31, 2005(a)
                                                                  THROUGH
                                                               JUNE 30, 2005
                                                              ---------------
Change in Net Assets:
    From Operations:
         Net investment income..............................    $   343,701
         Net realized loss on investments and foreign
            currency transactions...........................        (18,612)
         Net change in unrealized appreciation on
            investments and foreign currency translations...      1,417,666
                                                                -----------
              Net increase in net assets resulting from
                operations..................................      1,742,755
                                                                -----------
    Dividends to Shareholders from Net Investment Income
       (Note 1):
              Class A.......................................        (39,779)
              Class C.......................................        (16,350)
              Class I.......................................        (94,875)
                                                                -----------
                   Total dividends to shareholders..........       (151,004)
                                                                -----------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions....................................     82,692,929
                                                                -----------
              Total increase in net assets..................     84,284,680
    Net Assets:
         Beginning of period................................        100,275
                                                                -----------
         End of period(b)...................................    $84,384,955
                                                                -----------
                                                                -----------

-------------------
(a) Commencement of operations.
(b) Includes undistributed net investment income of $192,697.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                    CLASS A           CLASS C           CLASS I
                                                ---------------   ---------------   ---------------
                                                FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                               MARCH 31, 2005(a) MARCH 31, 2005(a) MARCH 31, 2005(a)
                                                    THROUGH           THROUGH           THROUGH
PER SHARE OPERATING PERFORMANCE:                 JUNE 30, 2005     JUNE 30, 2005     JUNE 30, 2005
--------------------------------                 -------------     -------------     -------------
Net asset value, beginning of period..........      $11.46            $11.46            $11.46
                                                    ------            ------            ------
Income from investment operations:
    Net investment income(b)..................        0.10              0.10              0.12
    Net realized and unrealized gain on
      investments.............................        0.23              0.23              0.23
                                                    ------            ------            ------
        Total from investment operations......        0.33              0.33              0.35
                                                    ------            ------            ------
Less dividends to shareholders from net
  investment income...........................       (0.02)            (0.02)            (0.03)
                                                    ------            ------            ------
Redemption fees retained by the fund..........        0.00(c)             --                --
                                                    ------            ------            ------
    Net increase in net asset value...........        0.31              0.31              0.32
                                                    ------            ------            ------
Net asset value, end of period................      $11.77            $11.77            $11.78
                                                    ------            ------            ------
                                                    ------            ------            ------
================================================================================================
Total investment return(d,f)..................        2.88%             2.84%             3.05%
                                                    ------            ------            ------
                                                    ------            ------            ------
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).......      $ 29.6            $ 14.0            $ 40.8
                                                    ------            ------            ------
                                                    ------            ------            ------
Ratio of expenses to average daily net assets
  (before expense reduction)(e)...............        2.39%             3.11%             2.32%
                                                    ------            ------            ------
                                                    ------            ------            ------
Ratio of expenses to average daily net assets
  (net of expense reduction)(e)...............        1.70%             2.35%             1.35%
                                                    ------            ------            ------
                                                    ------            ------            ------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)(e)...............................        2.75%             2.72%             3.21%
                                                    ------            ------            ------
                                                    ------            ------            ------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)(e)...............................        3.44%             3.47%             4.17%
                                                    ------            ------            ------
                                                    ------            ------            ------
Portfolio turnover rate(f)....................        1.24%             1.24%             1.24%
                                                    ------            ------            ------
                                                    ------            ------            ------

-------------------
(a) Commencement of operations.
(b) Calculated based on the average shares outstanding during the period.
(c) Less than $0.005 per share.
(d) Does not reflect sales charges, which would reduce return.
(e) Annualized.
(f) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers International Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until January 11, 2005 when it sold 10 shares each of Class A, B, C, and 8,720 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. (The Class B shares were subsequently transferred to Class I and Class B shares are presently not offered). Investment operations commenced on March 31, 2005. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period March 31, 2005 (commencement of operations) through June 30, 2005, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly at the annual rate of 0.95% of the average daily net assets of the fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

    For the period March 31, 2005 (commencement of operations) through June 30, 2005 and through December 31, 2005, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.70% for the Class A shares, 2.35% for the Class C shares and 1.35% for the Class I shares.

    Under a subadvisory agreement between the advisor and Houlihan Rovers S.A. (the subadvisor), an affiliate of the advisor, the subadvisor is responsible for managing the fund's investments in certain non-U.S. real estate securities. For its services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.30% of the average daily net assets of the fund. For the period March 31, 2005 (commencement of operations) through June 30, 2005, the advisor paid the subadvisor $27,117.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily net assets. For the period March 31, 2005 (commencement of operations) through June 30, 2005, the fund paid the advisor $5,423 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor, distributes the shares of the fund. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class C shares.

    For the period March 31, 2005 (commencement of operations) through June 30, 2005, the fund has been advised that the distributor received $19,447 in sales commissions from the sale of Class A shares and that the distributor also received $228 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class C shares, including payments to dealers and other

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

financial intermediaries for selling Class C shares and interest and other financing costs associated with Class C shares.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period March 31, 2005 (commencement of operations) through June 30, 2005 totaled $78,674,838 and $598,254, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.............................................  $92,354,701
                                                             -----------
                                                             -----------
Gross unrealized appreciation..............................  $ 1,930,559
Gross unrealized depreciation..............................     (515,094)
                                                             -----------
Net unrealized appreciation on investments.................    1,415,465
Net unrealized appreciation on foreign currency
  translations.............................................        2,201
                                                             -----------
Net unrealized appreciation................................  $ 1,417,666
                                                             -----------
                                                             -----------

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. At June 30, 2005, Cohen & Steers Capital Management Inc. owned 446,158 shares of Class I. Transactions in fund shares were as follows:

                                                 FOR THE PERIOD
                                                MARCH 31, 2005(a)
                                                     THROUGH
                                                  JUNE 30, 2005
                                             -----------------------
                                              SHARES       AMOUNT
                                             ---------   -----------
CLASS A:
Sold.......................................  2,521,973   $29,208,414
Issued as reinvestment of dividends........      2,097        24,829
Redeemed...................................     (7,550)      (87,339)
Redemption fees retained by the fund(b)....         --           422
                                             ---------   -----------
Net increase...............................  2,516,520   $29,146,326
                                             ---------   -----------
                                             ---------   -----------
CLASS C:
Sold.......................................  1,190,240   $13,797,429
Issued as reinvestment of dividends........        368         4,356
Redeemed...................................     (1,900)      (21,849)
                                             ---------   -----------
Net increase...............................  1,188,708   $13,779,936
                                             ---------   -----------
                                             ---------   -----------
CLASS I:
Sold.......................................  3,447,303   $39,695,118
Issued as reinvestment of dividends........      7,963        94,285
Redeemed...................................     (1,937)      (22,736)
                                             ---------   -----------
Net increase...............................  3,453,329   $39,766,667
                                             ---------   -----------
                                             ---------   -----------

-------------------
(a) Commencement of operations.
(b) The fund charges a 1% redemption fee on shares sold within six months of the time of purchase.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (PERIOD ENDED JUNE 30, 2005) (UNAUDITED)

                            SINCE INCEPTION (3/31/05)
                           ---------------------------
                            INCLUDING      EXCLUDING
                           SALES CHARGE   SALES CHARGE
                           ------------   ------------
Class A..................       -1.83%        2.88%
Class C..................        1.84         2.84
Class I..................          --         3.05

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares,when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

    Through December 31, 2005, the fund's advisor has contractually agreed to waive certain fees and/or reimburse the fund for expenses. Absent such arrangements, returns would have been lower.

    Return figures for Class A shares are calculated without and with the effect of the initial 4.50% maximum sales charge. Returns for Class C shares are calculated without and with the effect of the 1% CDSC charged only on redemptions made within one year of the date of purchase.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                 FOR TOTAL RETURN:                                   FOR TOTAL RETURN:
                  COHEN & STEERS                                      COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:
                  COHEN & STEERS                                      COHEN & STEERS
                REALTY INCOME FUND                                  REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                 FOR TOTAL RETURN:                                   FOR TOTAL RETURN:
                  COHEN & STEERS                                      COHEN & STEERS
             INTERNATIONAL REALTY FUND                                 UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                         INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                 COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS                               KEY INFORMATION

Robert H. Steers                                     INVESTMENT ADVISOR
Director and co-chairman                             Cohen & Steers Capital Management, Inc.
                                                     757 Third Avenue
Martin Cohen                                         New York, NY 10017
Director and co-chairman                             (212) 832-3232

Bonnie Cohen                                         SUBADVISOR
Director                                             Houlihan Rovers SA
                                                     166 Choussee de la Hulpe
George Grossman                                      1170 Brussels, Belgium
Director
                                                     FUND SUBADMINISTRATOR AND CUSTODIAN
Richard E. Kroon                                     State Street Bank and Trust Company
Director                                             225 Franklin Street
                                                     Boston, MA 02110
Richard J. Norman
Director                                             TRANSFER AGENT
                                                     Boston Financial Data Services, Inc.
Frank K. Ross                                        66 Brooks Drive
Director                                             Braintree, MA 02184
                                                     (800) 437-9912
Willard H. Smith Jr.
Director                                             LEGAL COUNSEL
                                                     Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                                  425 Lexington Avenue
Director                                             New York, NY 10017

Adam M. Derechin                                     DISTRIBUTOR
President and chief executive officer                Cohen & Steers Securities, LLC
                                                     757 Third Avenue
Joseph M. Harvey                                     New York, NY 10017
Vice president
                                                     Nasdaq Symbol: Class A -- IRFAX
James S. Corl                                                       Class C -- IRFCX
Vice president                                                      Class I -- IRFIX

Lawrence B. Stoller
Secretary                                            Web site: cohenandsteers.com

Jay J. Chen                                          This report is authorized for delivery
Treasurer                                            only to shareholders of Cohen & Steers
                                                     International Realty Fund, Inc. unless
John E. McLean                                       accompanied or preceded by the
Chief compliance officer and assistant secretary     delivery of a currently effective
                                                     prospectus setting forth details of
                                                     the fund. Past performance is of
                                                     course no guarantee of future results
                                                     and your investment may be worth more
                                                     or less at the time you sell.

--------------------------------------------------------------------------------
                                       30

        COHEN & STEERS
   INTERNATIONAL REALTY FUND


-------------------------------

       SEMIANNUAL REPORT
         JUNE 30, 2005



COHEN & STEERS
INTERNATIONAL REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                 Name: Adam M. Derechin
                 Title: President and Chief Executive Officer

         Date: August 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                 Name: Adam M. Derechin
                 Title: President and Chief Executive Officer
                        (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                 Name: Jay J. Chen
                 Title: Treasurer
                        (principal financial officer)

         Date: August 25, 2005




                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ................................ 'SS'
The division sign shall be expressed as ................................. [div]